UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Februray 28, 2019

PREDICTIVE TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-56008 (Commission File Number)	90-1139372 (IRS Employer Identification No.)
2735 E. Parleys Way, Suite 205, Salt Lake City, Utah (principal executive offices)	84109 (Zip Code)

+1 (888) 407-9761
(registrant’s telephone number, including area code)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02-Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2018 the Company’s management announced that Mr. Jay M. Moyes join the Company’s board as an independent director, effective immediately.  Mr. Moyes brings more than 30 years of healthcare industry expertise in senior-level financial positions and has significant governance experience from Board memberships at publicly traded healthcare companies.  Mr. Moyes holds a BA in economics from Weber State University and an MBA from the University of Utah.

Moyes previously served as Chief Financial Officer and Director of the publicly traded biomaterials company Amedica Corporation, now SINTX Technologies, where he managed the company’s IPO and listing on NASDAQ, and as Chief Financial Officer at publicly traded CareDx, a molecular diagnostics company where he introduced a strategy to reach profitability. He held senior finance positions including Chief Financial Officer during his 14-year tenure at publicly traded Myriad Genetics.  In addition to overseeing all financial aspects at Myriad as the company transitioned from 10 to more than 900 employees, he was instrumental in raising more than $500 million in public and private financings. He previously was Vice President of Finance and Chief Financial Officer of Genmark, a private genetics company. Moyes began his career in public accounting at KPMG.

Moyes serves on the Boards of Directors of Achieve Life Sciences (NASDAQ:ACHV), BioCardia (OTCQB:BCDA) and Puma Biotechnologies (NYSE:PBYI). In addition to Amedica, he previously was a director and Chairman of the Audit Committee of both Osiris Therapeutics (NASDAQ:OSIR) and Integrated Diagnostics. He also served as a member of the Board of Trustees of the Utah Life Science Association.

Mr. Moyes’ appointment expands Predictive Technology Group, Inc.’s Board to five.

Item 9.01 -Financial Statements and Exhibits.

(a)

Financial statements of business acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transactions.  Not applicable.

(d)

Exhibits. Not applicable

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2019	PREDICTIVE TECHNOLOGY GROUP, INC.

By /s/ Bradley Robinson
Chief Executive Officer

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